SALOMON BROTHERS TOTAL RETURN FUND


                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                         Glenborough Realty Trust
DATE OF PURCHASE:                                             July 10, 1997
NUMBER OF SHARES PURCHASED:                                   37,500
AGGREGATE PURCHASE PRICE:                                     $848,438
PRICE PER SHARE:                                              $22.625
UNDERWRITING SPREAD:                                          $1.12
% GROSS UNDERWRITING SPREAD:                                       4.97%
SHARES OFFERED:                                               6,300,000
TOTAL OFFERING:                                               $142,537,500
4% OF OFFERING:                                               $5,701,500
3% OF TOTAL ASSETS:                               $3,503,446(3% of 116,781,525)
BROKER:                                                       Bear Stearns



Note: A total of 147,700 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $3,341,713.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

Underwriters
                  Bear, Stearns & Co., Inc.
                  Robertson, Stephens & Company LLC
                  Salomon Brothers Inc
                  Jefferies & Company, Inc.


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                               SALOMON BROTHERS TOTAL RETURN FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                    Ralston Purina 7% Exchangeable Notes due 2000
 (SAILS)
DATE OF PURCHASE:                                             July 23, 1997
NUMBER OF BONDS PURCHASED:                                    4,000
AGGREGATE PURCHASE PRICE:                                     $247,750
PRICE PER BOND:                                               $61.9375
UNDERWRITING SPREAD:                                          $1.85
% GROSS UNDERWRITING SPREAD:                                       3.00%
SHARES OFFERED:                                               $416,998,188.50
TOTAL OFFERING:                                               $419,998,188.50
4% OF OFFERING:                                               $16,799,928
3% OF TOTAL ASSETS:                               $5,291,076(3% of 176,369,189)
BROKER:                                              Credit Suisse First Boston


Note:The above  represents  the only  stock  purchased  by funds in the  Salomon
     Brothers complex.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

Underwriters
                  Credit Suisse First Boston Corporation
                  Bear, Stearns & Co., Inc.
                  J.P. Morgan Securities Inc.
                  Lehman Brothers Inc.
                  Salomon Brothers Inc
                  George K. Baum & Company
                  Sanford C. Bernstein & Co., Inc.
                  A.G. Edwards & Sons, Inc.
                  Janney Montgomery Scott Inc.
                  Prudential Securities Incorporated
                  The Robinson - Humphrey Company, Inc.

                               SALOMON BROTHERS TOTAL RETURN FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                           MedPartners 6.50% TAPS
DATE OF PURCHASE:                                             September 15, 1997
NUMBER OF SHARES PURCHASED:                                   6,000
AGGREGATE PURCHASE PRICE:                                     $133,125
PRICE PER SHARE:                                              $22.1875
UNDERWRITING SPREAD:                                          $0.665
% GROSS UNDERWRITING SPREAD:                                       3.00%
SHARES OFFERED:                                               18,929,577
TOTAL OFFERING:                                               $419,999,990
4% OF OFFERING:                                               $16,800,000
3% OF TOTAL ASSETS:                               $4,296,606(3% of 143,220,191)
BROKER:                                                       Smith Barney


Note:The above  represents  the only  stock  purchased  by funds in the  Salomon
     Brothers complex.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

Underwriters
                  Smith Barney Inc.
                  Credit Suisse First Boston Corporation
                  Merrill Lynch, Pierce, Fenner & Smith Incorporated Montgomery Securities
                  Morgan Stanley & Co. Incorporated
                  Piper Jaffray Inc.
                  ABN Amro Chicago Corporation
                  Bear, Stearns & Co., Inc.
                  Sanford C. Bernstein & Co., inc.
                  Cowen & Company
                  A.G. Edwards & Sons, Inc.
                  EVEREN Securities, Inc.
                  Lehman Brothers Inc.
                  Needham & Company, Inc.
                  The Robinson - Humphrey Company, Inc.
                  Rothschild Inc.
                  Salomon Brothers Inc
                  Sterne, Agee & Leach, Inc.
                  UBS Securities Inc.
                  Vector Securities international, Inc.
                  Wasserstein Perella Securities, Inc.
                  Wessels, Arnold & Henderson, L.L.C.

                               SALOMON BROTHERS TOAL RETURN FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                       Glenborough Realty Trust
DATE OF PURCHASE:                                             October  10, 1997
NUMBER OF SHARES PURCHASED:                                   15,000
AGGREGATE PURCHASE PRICE:                                     $375,000
PRICE PER SHARE:                                              $25.00
UNDERWRITING SPREAD:                                          $1.275
% GROSS UNDERWRITING SPREAD:                                       5.10%
SHARES OFFERED:                                               10,000,000
TOTAL OFFERING:                                               $250,000,000
4% OF OFFERING:                                               $10,000,000
3% OF TOTAL ASSETS:                               $4,745,055(3% of 158,168,507)

BROKER:                                                       Bear Stearns



Note:A total of 103,300 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $2,582,500.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

Underwriters
                  Bear, Stearns & Co., Inc.
                  Salomon Brothers Inc
                  Smith Barney Inc.
                  BancAmerica Robertson Stephens
                  Jefferies & Company, Inc.
                  McDonald & Company Securities, Inc.

                               SALOMON BROTHERS TOTAL RETURN FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                       Mid-Atlantic Realty Trust
DATE OF PURCHASE:                                             October 14, 1997
NUMBER OF SHARES PURCHASED:                                   75,000
AGGREGATE PURCHASE PRICE:                                     $975,000
PRICE PER SHARE:                                              $13.00
UNDERWRITING SPREAD:                                          $.68
% GROSS UNDERWRITING SPREAD:                                       5.23%
SHARES OFFERED:                                               3,500,000
TOTAL OFFERING:                                               $45,500,000
4% OF OFFERING:                                               $1,820,000
3% OF TOTAL ASSETS:                              $4,762,947(3% of 158,764,912)
BROKER:                                             Legg Mason Wood Walker


Note:The above  represents  the only  stock  purchased  by funds in the  Salomon
     Smith Barney complex.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

Underwriters
                  Legg Mason Wood Walker Incorporated
                  Salomon Brothers Inc
                  Wheat First Butcher Singer
                  BT Alex. Brown Incorporated
                  Credit Lyonnais Securities (USA), Inc.
                  A.G. Edwards & Sons, Inc.
                  Goldman, Sachs & Co.
                  Lehman Brothers Inc.
                  Merrill Lynch, Pierce, Fenner & Smith Incorporated Morgan Stanley & Co. Incorporated
                  NatWest Securities Limited Corporation
                  Oppenheimer & Co., Inc.
                  Paine Webber Incorporated
                  Smith Barney, Inc.
                  Advest, Inc.
                  J. C. Bradford & Co.
                  Branch, Cabell & Company
                  EVEREN Securities, Inc.
                  Ferris, Baker Watts, Inc.
                  Interstate/Johnson Lane Corporation
                  Janney Montgomery Scott Inc.
                  Johnston, Lemon & Co. Incorporated
                  McDonald & Company Securities, Inc.
                  Morgan Keegan & Company, Inc.
                  Piper Jaffray Inc.
                  Raymond James & Associates, Inc.
                  The Robinson - Humphrey Company LLC
                  Scott & Stringfellow, Inc.